EXHIBIT 10.2
Execution Version

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 30, 2012, by and among Global Telecom & Technology, Inc., a Delaware corporation (the “Company”), Jordan Lowe (“Lowe”) and Daniel Brosk Trust dated December 22, 2006 (with Lowe, each, a “Seller” and together, the “Sellers”).

WHEREAS:

A.           In connection with the Stock Purchase Agreement, by and between Global Telecom & Technology Americas, Inc., a subsidiary of the Company (“Purchaser”), the Company and each of the Sellers, dated as of April 30, 2012 (as the same may be amended, modified, restated or supplemented and in effect from time to time, the “Purchase Agreement”), the Purchaser has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to cause the Company to issue to a Seller, upon the election by such Seller pursuant to Section 1.8 of the Purchase Agreement, shares of the Company’s common stock (“Common Stock”).

B.           Pursuant to the Purchase Agreement, Purchaser has agreed to cause the Company to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statute, and the rules and regulations thereunder (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Sellers hereby agree as follows:

1.             DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.           “1934 Act” means, collectively, the Securities Exchange Act of 1934, as amended, or any similar successor statute, and the rules and regulations thereunder.

b.           “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c.           “Filing Deadline” means the date that is sixty (60) days after delivery to the Company of a Demand Registration Request; provided, however, that in the case of a Demand Registration for an offering pursuant to Rule 415, the “Demand Registration Filing Deadline” shall mean the later of such date and the earliest date that the Company is permitted to file the Registration Statement by the SEC.

d.           “Investor” means a Seller, any transferee or assignee thereof to whom the Seller assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.

e.           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.

f.           “Principal Market” means, with respect to the Common Stock, the OTC Bulletin Board; provided, however, that, if after the date of this Agreement the Common Stock is listed on a national securities exchange, “Principal Market” shall mean such national securities exchange; and, with respect to any other security, “Principal Market” means the principal securities exchange or trading market for such security.

g.           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

h.           “Registrable Securities” means (i) the aggregate shares of Common Stock then issued and outstanding upon exercise by either of the Sellers of their respective rights pursuant to, and in accordance with, Section 1.8 of the Purchase Agreement (collectively, the “Deferred Payment Shares”) and (ii) any shares of capital stock of the Company issued or issuable with respect to the Deferred Payment Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (B) such securities are sold in accordance with Rule 144 (as defined in Section 9) or (C) such securities are otherwise transferred and such securities may thereafter be resold without subsequent registration under the 1933 Act.

i.           “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

j.           “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

k.           “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on the Principal Market for less than 4.5 hours.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2.            DEMAND REGISTRATION.

a.           Long-Form Registrations.  Subject to the terms of this Agreement, any Investors holding at least a majority of the then-outstanding Registrable Securities may at any time following the Closing Date, so long as at such time there are Registrable Securities outstanding, request (any such request, a “Long-Form Demand Registration Request”) registration of all or part of their Registrable Securities on Form S-1, or any similar long-form registration.  Within ten (10) days after receipt of any request pursuant to this Section 2(a), the Company will give written notice of such request to all other Investors holding Registrable Securities.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Registration Statement, and the Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company’s notice.  All registrations requested pursuant to this Section 2(a) are referred to herein as “Long-Form Demand Registrations.”  The Company is obligated to effect no more than three (3) Demand Registrations pursuant to this Agreement.

b.           Short-Form Registrations.  In addition to the Long-Form Registrations provided pursuant to Section 2(a), at any time following the Closing Date that the Company is eligible to use a Form S-3 (or any similar short-form registration) for resale of Common Stock by selling security holders, and so long as at such time there are Registrable Securities outstanding, Investors holding at least a majority of the then-outstanding Registrable Securities may request (any such request, or any Long-Form Demand Registration Request, a “Demand Registration Request”) registrations of all or part of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Demand Registrations” and, together with the Long-Form Demand Registrations, “Demand Registrations”).  Within ten (10) Business Days after receipt of any request pursuant to this Section 2(b), the Company will give written notice of such request to all other Investors holding Registrable Securities.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Registration Statement, and the Company shall include in such Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company’s notice.  Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any applicable short form therefor.

c.           Effectiveness Deadlines.  The Company shall use its reasonable best efforts to have any Registration Statement filed pursuant to this Section 2 declared effective by the SEC as soon as practicable, but in no event later than the date which is ninety (90) days after the date such Registration Statement is initially filed with the SEC (the “Effectiveness Deadline”).  Notwithstanding the foregoing, the Company may postpone for up to thirty (30) days the Filing Deadline or the Effectiveness Deadline of a Registration Statement if the board of directors of the Company's determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the 1933 Act or 1934 Act.

The Company may delay a Demand Registration hereunder only once with respect to each Demand Registration.

d.           Underwritten Demand Registrations.  If the holders of the Registrable Securities initially requesting a Demand Registration elect to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2(a) or (b), and the Company shall include such information in its notice to the other holders of Registrable Securities. The holders of a majority of the Registrable Securities initially requesting the Demand Registration shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed.

e.           Allocation and Priority of Registrable Securities in a Demand Registration.  If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registrable Securities in writing that in its opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such registration would adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the number of shares of Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the number of shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

3.            [intentionally omitted].

4.            RELATED OBLIGATIONS.

Whenever the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2,  the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, or the Company is otherwise obligated to file a Registration Statement pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (and, in the case of a Demand Registration, in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (and, in the case of a Demand Registration, in no event later than the applicable Effectiveness Deadline). No later than the first Business Day after such Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.  The Company shall keep each Registration Statement effective at all times (i) in the case of an underwritten public offering, until the consummation in full of such offering (including any period during which underwriters or dealers must deliver prospectuses in connection therewith), and (ii) in the case of any other offering, until the earlier of (A) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 (or successor thereto) promulgated under the 1933 Act, without restriction or condition thereunder or (B) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (any such period, the “Registration Period”).  Such Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall comply as to form and content with the applicable requirements of the 1933 Act and shall not contain or incorporate by reference any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  In the case of a Demand Registration, such Registration Statement shall contain a “plan of distribution” approved by the holders of at least a majority of the Registrable Securities included therein.  The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

b.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement (which prospectus supplements shall be filed pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act) as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of any amendment or supplement to a Registration Statement or prospectus that is required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable and permitted by law, or shall file such amendments or supplements with the SEC on the same day.  The Company shall use its reasonable best efforts to cause any post-effective amendment to a Registration Statement to become effective as soon as practicable after such filing.  No later than the third Business Day after a post-effective amendment to a Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.
c.           The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via the SEC’s EDGAR system (or successor thereto), all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d.           The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or “blue sky” laws of all the states of the United States and any other jurisdiction reasonably requested by any Investor, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) or (y) subject itself to general taxation in any such jurisdiction.  The Company shall promptly notify each Investor that holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.           The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which any prospectus included in, or relating to, a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one copy of such supplement or amendment to each Investor.  The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each

Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f.           The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably possible and to notify each Investor that holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.           The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

h.           The Company shall use its reasonable best efforts to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(h).

i.           The Company shall cooperate with the Investors that hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates shares (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

j.           The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

k.           If requested by an Investor, the Company shall (i) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

l.           The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

m.           The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement (which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the 1934 Act and otherwise complies with Rule 158 under the 1933 Act)

n.           The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o.           Within one (1) Business Day after a Registration Statement that covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A; provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 4(o) and any subsequent notices to such new transfer agent.

p.           To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with Financial Industry Regulatory Authority (“FINRA”), pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including reasonably cooperating with any broker-dealer through which any Investor proposes to resell Registrable Securities and promptly responding to any comments received from FINRA.

q.           Notwithstanding anything to the contrary in Section 4(e), in the case of an offering pursuant to Rule 415, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a “Grace

Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that (A) no Grace Period shall exceed thirty (30) consecutive days, (B) during any 365 day period such Grace Periods shall not exceed an aggregate of sixty (60) days and (C) the first day of any Grace Period must be at least ten (10) Trading Days after the last day of any prior Grace Period (a Grace Period that satisfies all of the requirements of this Section 4(q) being referred to as an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 4(e) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the provisions of the first sentence of Section 4(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

r.           The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as the any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities and any other securities covered by a Registration Statement.  Without limiting the foregoing, in connection with any underwritten offering and taking into account the Company’s business needs, the Company shall make appropriate officers of the Company available for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” materials, in each case in accordance with the recommendations of the underwriters and in all respects in a manner consistent with other issuances of securities in an offering of a similar size to such offering of the Registrable Securities.

5.             OBLIGATIONS OF THE INVESTORS.

a.           At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement and at least five (5) Business Days prior to the filing of any amendment or supplement to a Registration Statement or prospectus, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities at least three (3) Business Days prior to the anticipated filing date.

b.           Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement in which any Registrable Securities held by such Investors are being included.

c.           Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) or the first sentence of Section 4(e) or, in the case of an offering pursuant to Rule 415, written notice from the Company of an Allowable Grace Period, such Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) or the first sentence of  Section 4(e) or receipt of notice that no supplement or amendment is required or that the Allowable Grace Period has ended.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor provides reasonable evidence that such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 4(f) or the first sentence of Section 4(e) or of an Allowable Grace Period and for which the Investor has not yet settled.

d.           No Investor may participate in any registration hereunder which is underwritten unless such Investor (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's ownership of its shares of Common Stock to be sold in the offering and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7.

6.             EXPENSES OF REGISTRATION.

All expenses, other than underwriting discounts and commissions and stock transfer taxes, incurred in connection with registrations, filings and qualifications pursuant to, or otherwise in connection with the Company’s compliance with its obligations under, Sections 2 and 4, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company; provided, however, that with respect to each Registration Statement the Company shall not be required to pay for the expenses of more than one counsel acting on behalf of the Investors.

7.             INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and any underwriter, and the directors, officers, shareholders, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency authority, or body (including the SEC or any state securities commission, authority or self-regulatory organization, in the United States or anywhere else in the world), whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in (including by way of incorporation by reference) Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (including by way of incorporation by reference) not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained (including by way of incorporation by reference) in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein (including by way of incorporation by reference), in light of the circumstances under which the statements therein (including by way of incorporation by reference) were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus (or amendment or supplement thereto) was timely filed with the SEC and furnished by the Company to such Investor pursuant to Section 4(c), and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

b.           In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each underwriter, broker or other Person acting on behalf of the Investors and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 7(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of the Registrable Securities by an Investor pursuant to Section 10.

c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Company shall pay reasonable fees for up to one separate legal counsel (plus local counsel) for the Investors, and such legal counsel shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation or which includes any admission as to fault on the part of such Indemnified Party or Indemnified Person.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action, and shall not relieve such indemnifying party of any liability otherwise than under this Section 7.

d.           The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liability to which the indemnifying party may be subject pursuant to the law.

8.             CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Investor shall be limited to an amount equal to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such Investor has otherwise been required to pay in connection with such sale.

9.             REPORTS UNDER THE 1934 ACT.

With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit such holders to sell Registrable Securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144 at all times during any Registration Period;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (or information regarding the locations thereof on the SEC’s EDGAR filing system or successor thereto), and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

10.           ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be assignable by any of the Investors to any assignee of such Investor’s rights under the Purchase Agreement to acquire Registrable Securities thereunder, which assignment is made in accordance with the terms of the Purchase Agreement and shall be effective upon delivery to the Company of: (i) a written notice from the Investor stating the name and address of such transferee or assignee and (ii) the written agreement of such transferee or assignee to be bound by all of the provisions contained herein.

11.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities, other than to those Investors who expressly agree to be bound thereby.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

12.           MISCELLANEOUS.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.           Any notice, consent, waiver or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been duly given:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

Notices to the Investors:

c/o ServerCentral, Inc.
209 W. Jackson Blvd, Suite 700
Chicago, IL 60606
Facsimile:
Attention: Legal Department

with a copy (which shall not constitute notice, request, demand, waiver or other communication to the Investors)  to:

Brozosky & Brosk, P.C.
40 Skokie Boulevard, Suite 630
Northbrook, Illinois 60062
Facsimile:
Attention: Joel Brosk, Esq.

Notices to the Company:

Global Telecom & Technology, Inc.
8484 Westpark Drive
Suite 720
McLean, VA 22101
Facsimile: 703.
Attention: General Counsel

with a copy (which shall not constitute notice, request, demand, waiver or other communication to the Company) to:

Kelley Drye & Warren
3050 K Street, N.W.
Washington, D.C. 20007
Facsimile: 202.342.8451
Attention: Jay R. Schifferli

Or, in the case of an Investor or the Company, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.           This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior and contemporaneous agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.           Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.           This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

i.           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.           All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Registrable Securities.  Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.           Remedies referred to under this Agreement are cumulative and not exclusive or any other remedy available to any party under any other agreement by or among the parties or under applicable law.  The Company acknowledges that a breach by it of any of its obligations under this Agreement may cause irreparable harm to each of the Investors.  Accordingly, any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity.

m.           This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 7 and 8, each Investor, any underwriter, and the directors, officers, shareholders, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act and each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.           The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

o.           Unless the context otherwise requires, (i) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (iii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

GLOBAL TELECOM & TECHNOLOGY, INC.

By:  /s/ Chris McKee
Name:  Chris McKee
Title:    General Counsel

SELLERS:

/s/ Jordan Lowe
Jordan Lowe

DANIEL BROSK TRUST DATED DECEMBER 22, 2006

By:  /s/ Daniel Brosk
Name:  Daniel Brosk
Title:    Trustee

[Signature Page to Registration Rights Agreement]

EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn:

Re:           Global Telecom & Technology, Inc.

Ladies and Gentlemen:

We are counsel to Global Telecom & Technology, Inc., a Delaware corporation (the “Company”).  In connection with the Company’s obligations under a Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”).

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS].

Very truly yours,

[ISSUER’S COUNSEL]

By:
cc:     [LIST NAMES OF HOLDERS]